AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED NOVEMBER 13, 2013
TO
SUMMARY PROSPECTUS DATED MARCH 1, 2013

AMERICAN INDEPENDENCE STRATEGIC INCOME FUND

(TICKER SYMBOLS: ISBSX, ISTSX)

At a Board meeting held on September 12, 2013 (“Board Meeting”), the Board of Trustees of the American Independence Funds Trust (the “Trust’s Board”), including a majority of the Independent Trustees, unanimously approved a sub-advisory agreement (the “New Sub-Advisory Agreement”) between American Independence Financial Services, LLC (“American Independence”) and Boyd Watterson Asset Management, LLC with respect to the American Independence Strategic Income Fund (the “Fund”), subject to the approval of the Fund’s shareholders. In addition, The Trust’s Board approved a change in the Fund’s Investment Objective, which is “to provide investors with as high a level of current income as is consistent with the liquidity and safety of principal by investing primarily in investment grade bonds with maturities of 1-3 years”. The new objective will be the substantially the same except for investing in investment grade bonds with durations  of 1-3 years. Since the Fund’s investment objective is a fundamental policy, it will require the approval of the Fund’s shareholders. Shareholders of record will receive a proxy statement in January 2013, containing additional details regarding the New Sub-Advisory Agreement, the change in Investment Objective and details regarding the special meeting of shareholders.

Effective November 15, 2013, Boyd Watterson Asset Management, LLC (“Boyd Watterson”) will serve as the Sub-Advisor to the Fund’s portfolio in accordance with an interim sub-advisory agreement. Under American Independence’s supervision, Boyd Watterson will be responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the Fund.

At that same Board Meeting, the Trust’s Board approved a change in (i) the name of the American Independence Strategic Fund, (ii) the Fund’s benchmark, and (iii) certain of the Fund’s investment strategies. Beginning on November 15, 2013, the Fund will be known as the American Independence Boyd Watterson Short-Term Enhanced Bond Fund and its benchmark will be the Barclays Government/Credit 1-3 Year Index. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The strategy changes are described below.

The Summary Prospectus is hereby amended and supplemented, effective of November 15, 2013, to reflect the following changes:

1.  Throughout the Prospectus, the name “American Independence Strategic Income Fund” shall be replaced with “American Independence Boyd Watterson Short-Term Enhanced Bond Fund”.

2.  Under the Fund’s “FUND SUMMARY” in the sub-section entitled “Principal Investment Strategies, Risks and Performance”, the following changes are effective:

A.     The section on Principal Strategies is replaced in its entirety with the following:

Principal Strategies.  Under normal market conditions, the Fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in fixed income securities and maintain an average dollar weighted duration between 1 and 3 years. The Fund may invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry is deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset- and mortgage-backed securities. The Fund intends to limit its net assets in certain investments as follows:

➢  No more than 25% in high-yield securities (commonly referred to as “junk bonds”);

➢  No more than 20% in non-U.S. dollar denominated securities of foreign entities;

➢  No more than 10% in the following:

o   Exchange Traded Funds;

o   Collateralized Debt Obligations, including Collateralized Loan Obligations and Collateralized Bond Obligations; and

➢  No more than 5% in the following:

o   Convertible securities;

o   Preferred securities.

B.     Under Main types of securities the Fund may hold, the following bullet points are added:

➢  Collateralized Debt Obligations (“CDOs”), including Collateralized Loan Obligations (“CLOs”) and Collateralized Bond Obligations (“CBOs”); and

➢  Convertible Securities, including Preferred Stock

In addition, the seventh bullet point is amended as follows:

➢  Other Investment Companies, including Exchange Traded Funds (“ETFs”)

C.     Under Principal Risks, the following risks are added:

Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Collateralized Debt Obligation (“CDOs”) Risks. CDOs are types of asset-backed securities. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CLOs, CBOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in thisProspectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Holders of CLOs bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

Counterparty Risk. The risk that a counterparty to a financial instrument entered into by the Fund or held by special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

3.  Under the Fund’s “FUND SUMMARY” in the sub-section entitled “Portfolio Management” for the Fund, the Sub-Adviser information shall be replaced with the following:

Sub-Adviser. Boyd Watterson Asset Management, LLC (“Boyd Watterson”).

Manager Name	Primary Title	Managed the Fund Since
David Dirk	Director of Portfolio Management and Trading	2013
Gregory H. Cobb	Lead Strategist - Fixed Income	2013
Justin C. Waggoner	Portfolio Manager	2013
Brian A. Convery	Portfolio Manager/Credit Research	2013
G. David Hollins	Director of Credit Research	2013

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE